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                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                             November 9, 2000


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                      1-9344                      56-0732648
_______________            _______________________          _____________
(State or other            (Commission File Number)         (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation)



                 259 North Radnor-Chester Road, Suite 100
                 Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________


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Item 9. Regulation FD Disclosure
        ________________________

     The Company is furnishing this report on Form 8-K pursuant to Regulation FD in connection with the anticipated disclosure of information at meetings with securities market professionals, investors and prospective investors to be held during November 2000, beginning on November 9, 2000. Slides to be used in the presentations are available on the Company's website at www.airgas.com under "Investor Info." The Company anticipates that the slides will be available on its website until December 1, 2000, unless it determines to remove them earlier.

     Neither the furnishing of this report, nor the posting of the slides on the Company's website, is intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.







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                                Signatures
                                __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AIRGAS, INC.
                                        (Registrant)





                                        BY: /s/ Gordon L. Keen, Jr.
                                             Gordon L. Keen, Jr.
                                             Senior Vice President - Law &
                                             Corporate Development





DATED:     November 9, 2000